Exhibit 10.22

Veeva Systems Inc.

2013 Equity Incentive Plan

Notice of Stock Option Grant

You have been granted the following option to purchase shares of the Class A common stock of Veeva Systems Inc. (the “Company”):

Name of Optionee:	Peter P. Gassner

Grant Number:	«GrantNo»

Total Number of Shares:	177,415

Type of Option:	Nonstatutory Stock Option

Exercise Price per Share:	$60.00

Date of Grant:	January 10, 2018

Vesting Commencement Date:	February 1, 2020

Vesting and Exercisability Schedule:	This option vests and becomes exercisable as to an underlying share if and only if, prior the Expiration Date specified below, both of two vesting conditions are satisfied, as follows:

Stock Price Target Vesting Condition:  A stock price-based vesting condition must be satsified before any portion of this option will vest and become exercisable, where such condition (the “Price Target”) requires that the closing price of the Company’s Class A Common Stock be at or above $[$90/$100/$110/$120] per share (subject to adjustment under Article 9 of the Plan) for sixty (60) consecutive trading days at any time during the term of the option; provided that the date of satisfaction of this vesting condition shall be the date on which the Compensation Committee of the Board certifies achievement of the Price Target; and

Service-Based Vesting Condition:  A service-based vesting condition (the “Service Vesting Condition”) must be satisfied with respect to shares subject to the option before the corresponding portion of the option will vest and become exercisable, as follows:  Subject to your continuous Service As CEO (as defined below), the Service Vesting Condition will be satisfied in sixty (60) equal monthly increments beginning on the Vesting Commencement Date and ending on February 1, 2025; provided that for purposes of this Service Vesting Condition only, “Service As CEO” shall be deemed to continue only while you continue to serve as the Chief Executive Officer of the Company and, notwithstanding anything to the contrary in the Plan, your ceasing to serve as Chief Executive Officer of the Company for any reason shall be considered a termination of your Service As CEO; and provided further that termination of your Service As CEO where you continue to serve the Company in some other service capacity shall not trigger the post-termination exercise period of this option, which period shall commence only once you have ceased all Service (as defined under the Plan) to the Company.

Expiration Date:

January 10, 2028.  This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

Veeva Systems Inc.

2013 Equity Incentive Plan

Stock Option Agreement

1. Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Stock Option Grant (the “Grant Notice”), this Stock Option Agreement (the “Agreement”) and the Company’s 2013 Equity Incentive Plan (the “Plan”), the Company has granted you an option to purchase up to the total number of shares of the Company’s Class A common stock specified in the Grant Notice at the exercise price indicated in the Grant Notice.

As a condition of the grant of this option, you hereby agree to all of the terms and conditions described herein and in the Plan.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan.

2. Tax Treatment	This option is intended to be a nonstatutory stock option under federal tax laws.
3. Vesting

This option vests and becomes exercisable in accordance with the Vesting and Exercisability Schedule set forth in the Grant Notice.  For the avoidance of doubt, both vesting conditions described in the Grant Notice must have been satisfied with respect to a share underlying the option in order for that option share to be considered vested and exercisable.

In no event will this option vest or become exercisable for additional shares after the your Service As CEO (as defined in the Grant Notice) has terminated for any reason, as further described in Section 5 below.

4. Term of Option

This option expires in any event at the close of business at Company headquarters on the 10th anniversary of the Date of Grant, as shown in the Grant Notice.  (This option will expire earlier if your Service (as defined in the Plan) terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.)

5. Termination of Service; Treatment of Unvested Options

If your Service As CEO (as defined in the Grant Notice) terminates for any reason, this option will expire to the extent this option is unvested as of the date of termination of your Service As CEO. If your Service (as defined in the Plan) terminates for any reason, the vested portion of this option will expire as provided in Sections 6, 7 or 8 below, as applicable. The Company determines when your Service, or Service As CEO, as applicable, terminates for all purposes of this option.

6. Regular Termination

Subject to Section 4 above, if your Service (as defined under the Plan) terminates for any reason except death or total and permanent disability, then this option, to the extent vested and exercisable as of your termination date, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date.

7. Death

Subject to Section 4 above, if you die before your Service terminates, then this option, to the extent vested and exercisable as of the date of your death, will expire at the close of business at Company headquarters on the date twenty-four (24) months after the date of your death.

8. Disability

Subject to Section 4 above, if your Service terminates because of your total and permanent disability, then this option, to the extent vested and exercisable as of the date on which your Service terminates, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

9. Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave.  However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

10. Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

11. Notice of Exercise

When you wish to exercise this option, you must notify the Company or its designated agent, including E*Trade Financial Services, Inc.  Your notice must specify how many shares you wish to purchase.  The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

You may only exercise your option for whole shares.

12. Form of Payment

When you submit your Notice of Exercise, you must make arrangements for the payment of the option exercise price for the shares that you are purchasing.  To the extent permitted by applicable law, payment may be made in one (or a combination) of the following forms:

	•	By delivering to the Company your personal check, a cashier’s check or a money order, or arranging for a wire transfer or other electronic funds transfer in a manner acceptable to the Company.
•

By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the option exercise price and any withholding taxes.  (The balance of the sale proceeds, if any, will be delivered to you.)  The directions must be given in accordance with the instructions of the Company and the broker.  This exercise method is sometimes called a “same-day sale.”

13. Withholding Taxes

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise.  These arrangements include payment in cash (or cash equivalents or other electronic funds transfer in a manner acceptable to the Company) and/or payment from the proceeds of the sale of shares through a Company-approved broker.

14. Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Specifically, you agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Class A common stock.

15. Transfer of Option

Prior to your death, only you may exercise this option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or by means of a written beneficiary designation; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary of the estate were you.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

16. Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent or a Subsidiary in any capacity.  The Company and its Parents and Subsidiaries reserve the right to terminate your Service or Service As CEO, as applicable, at any time, with or without cause.

17. Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company, paying the exercise price, and satisfying any applicable withholding taxes.  No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

18. Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.
19. Adjustments

In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option, the option exercise price per share and the Price Target will be adjusted pursuant to Article 9 the Plan.

20. Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan.
21. Notice

You agree to accept by email all documents relating to this option, the Agreement, or the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by email.

22. Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).
23. Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including E*Trade Financial Services, Inc.

24. Deemed Acceptance of Grant

If you did not indicate your online acceptance of this option and its terms and conditions (as set forth in the Grant Notice, this Agreement and the Plan) and you did not otherwise agree to the terms of this option, you will be deemed to have agreed to the terms of this option (as set forth in the Grant Notice, this Agreement and the Plan), unless you provide the Company with a written notice to the contrary within 60 days of receipt of the Grant Notice and this Agreement.  Any such notice may be addressed to the Company at the following email address: equity@veeva.com.

25. The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this option.  Any prior agreements, commitments or negotiations concerning this option are superseded.  This Agreement may be amended only by another written agreement between the parties.

Veeva Systems Inc.

2013 Equity Incentive Plan

Notice of Stock Option Grant

You have been granted the following option to purchase shares of the Class A common stock of Veeva Systems Inc. (the “Company”):

Name of Optionee:	Peter P. Gassner

Grant Number:	«GrantNo»

Total Number of Shares:	177,415

Type of Option:	Nonstatutory Stock Option

Exercise Price per Share:	$60.00

Date of Grant:	January 10, 2018

Vesting Commencement Date:	February 1, 2020

Vesting and Exercisability Schedule:

Subject to your continuous Service As CEO (as defined below), this option will vest and become exercisable in sixty (60) equal monthly increments beginning on the Vesting Commencement Date and ending on February 1, 2025; provided that for purposes of this Service Vesting Condition only, “Service As CEO” shall be deemed to continue only while you continue to serve as the Chief Executive Officer of the Company and, notwithstanding anything to the contrary in the Plan, your ceasing to serve as Chief Executive Officer of the Company for any reason shall be considered a termination of your Service As CEO; and provided further that termination of your Service As CEO where you continue to serve the Company in some other service capacity shall not trigger the post-termination exercise period of this option, which period shall commence only once you have ceased all Service (as defined under the Plan) to the Company.

Expiration Date:

January 10, 2028.  This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

Veeva Systems Inc.

2013 Equity Incentive Plan

Stock Option Agreement

26. Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Stock Option Grant (the “Grant Notice”), this Stock Option Agreement (the “Agreement”) and the Company’s 2013 Equity Incentive Plan (the “Plan”), the Company has granted you an option to purchase up to the total number of shares of the Company’s Class A common stock specified in the Grant Notice at the exercise price indicated in the Grant Notice.

As a condition of the grant of this option, you hereby agree to all of the terms and conditions described herein and in the Plan.

All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan.

27. Tax Treatment	This option is intended to be a nonstatutory stock option under federal tax laws.
28. Vesting

This option vests and becomes exercisable in accordance with the Vesting and Exercisability Schedule set forth in the Grant Notice.

In no event will this option vest or become exercisable for additional shares after the your Service As CEO (as defined in the Grant Notice) has terminated for any reason, as further described in Section 5 below.

29. Term of Option

This option expires in any event at the close of business at Company headquarters on the 10th anniversary of the Date of Grant, as shown in the Grant Notice.  (This option will expire earlier if your Service (as defined in the Plan) terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.)

30. Termination of Service; Treatment of Unvested Options

If your Service As CEO (as defined in the Grant Notice) terminates for any reason, this option will expire to the extent this option is unvested as of the date of termination of your Service As CEO. If your Service (as defined in the Plan) terminates for any reason, the vested portion of this option will expire as provided in Sections 6, 7 or 8 below, as applicable. The Company determines when your Service, or Service As CEO, as applicable, terminates for all purposes of this option.

31. Regular Termination

Subject to Section 4 above, if your Service (as defined under the Plan) terminates for any reason except death or total and permanent disability, then this option, to the extent vested and exercisable as of your termination date, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date.

32. Death

Subject to Section 4 above, if you die before your Service terminates, then this option, to the extent vested and exercisable as of the date of your death, will expire at the close of business at Company headquarters on the date twenty-four (24) months after the date of your death.

33. Disability

Subject to Section 4 above, if your Service terminates because of your total and permanent disability, then this option, to the extent vested and exercisable as of the date on which your Service terminates, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

34. Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave.  However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

35. Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.
36. Notice of Exercise

When you wish to exercise this option, you must notify the Company or its designated agent, including E*Trade Financial Services, Inc.  Your notice must specify how many shares you wish to purchase.  The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

You may only exercise your option for whole shares.

37. Form of Payment

When you submit your Notice of Exercise, you must make arrangements for the payment of the option exercise price for the shares that you are purchasing.  To the extent permitted by applicable law, payment may be made in one (or a combination) of the following forms:

	•	By delivering to the Company your personal check, a cashier’s check or a money order, or arranging for a wire transfer or other electronic funds transfer in a manner acceptable to the Company.
•

By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the option exercise price and any withholding taxes.  (The balance of the sale proceeds, if any, will be delivered to you.)  The directions must be given in accordance with the instructions of the Company and the broker.  This exercise method is sometimes called a “same-day sale.”

38. Withholding Taxes

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise.  These arrangements include payment in cash (or cash equivalents or other electronic funds transfer in a manner acceptable to the Company) and/or payment from the proceeds of the sale of shares through a Company-approved broker.

39. Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Specifically, you agree to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Class A common stock.

40. Transfer of Option

Prior to your death, only you may exercise this option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or by means of a written beneficiary designation; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary of the estate were you.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

41. Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent or a Subsidiary in any capacity.  The Company and its Parents and Subsidiaries reserve the right to terminate your Service or Service As CEO, as applicable, at any time, with or without cause.

42. Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company, paying the exercise price, and satisfying any applicable withholding taxes.  No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

43. Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.
44. Adjustments

In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option and the option exercise price per share will be adjusted pursuant to Article 9 the Plan.

45. Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan.

46. Notice

You agree to accept by email all documents relating to this option, the Agreement, or the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it will notify you by email.

47. Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).
48. Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including E*Trade Financial Services, Inc.

49. Deemed Acceptance of Grant

If you did not indicate your online acceptance of this option and its terms and conditions (as set forth in the Grant Notice, this Agreement and the Plan) and you did not otherwise agree to the terms of this option, you will be deemed to have agreed to the terms of this option (as set forth in the Grant Notice, this Agreement and the Plan), unless you provide the Company with a written notice to the contrary within 60 days of receipt of the Grant Notice and this Agreement.  Any such notice may be addressed to the Company at the following email address: equity@veeva.com.

50. The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.

This Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this option.  Any prior agreements, commitments or negotiations concerning this option are superseded.  This Agreement may be amended only by another written agreement between the parties.